UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

iShares, Inc.

iShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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IMPORTANT NOTICE – LESS THAN ONE WEEK REMAINING TO SHAREHOLDER MEETING

Act Now to Avoid Interruption to Your iShares Fund – Further Delay

May Result in the Closure and Liquidation of Your Fund

Dear iShares Shareholder,

The iShares Funds recently contacted you regarding a Special Meeting of Shareholders (the “Meeting”) to approve a new investment advisory agreement for all iShares Funds. Due to a lack of sufficient shareholder votes, the Meeting has been adjourned for a fourth time to December 22, 2009 at 5:00 PM (PST) with regard to your iShares Fund(s). We have not received your vote and there is less than one week until the Meeting.

After repeated attempts, we still have not yet received your vote. The existing investment advisory agreement for your iShares Fund terminated on December 1, 2009 and your iShares Fund is now being managed pursuant to an interim advisory agreement. Shareholder action is now required to approve a new investment advisory agreement for your iShares Fund. Please act now to ensure that your iShares Fund continues to operate without interruption.

The Board of Directors/Trustees of the iShares Funds has unanimously recommended that shareholders vote in favor of the new investment advisory agreement proposal. If we do not have a sufficient number of votes to hold the Meeting, the Board of Directors/Trustees of the iShares Funds will take such action it deems necessary and in the best interests of those iShares Funds and their shareholders, including closing and liquidating your iShares Fund. We urge you to vote today without further delay.

To vote your shares, please call 1-866-450-8471. Representatives are available Monday through Friday 9:30 AM to 12:00 Midnight (EST), Saturday from 10:00 AM to 9:00 PM (EST), and Sunday from 12:00 Noon to 6:00 PM (EST). If you are an institutional shareholder or a shareholder located outside the U.S. and need assistance in voting your shares, please call +1 646-378-4860 (international collect calls are accepted). You may also vote by internet, as further detailed on the enclosed proxy card.

On behalf of the Board of Directors/Trustees of the iShares Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Lee T. Kranefuss
Chairman of the Boards of Directors/Trustees iShares, Inc. and iShares Trust

ISHA-ADJ-016

IMPORTANT NOTICE – LESS THAN ONE WEEK REMAINING TO SHAREHOLDER MEETING

Act Now to Avoid Interruption to Your iShares Fund – Further Delay

May Result in the Closure and Liquidation of Your Fund

Dear iShares Shareholder,

The iShares Funds recently contacted you regarding a Special Meeting of Shareholders (the “Meeting”) to approve a new investment advisory agreement for all iShares Funds. Due to a lack of sufficient shareholder votes, the Meeting has been adjourned for a fourth time to December 22, 2009 at 5:00 PM (PST) with regard to your iShares Fund(s). We have not received your vote and there is less than one week until the meeting.

After repeated attempts, we still have not yet received your vote. The existing investment advisory agreement for your iShares Fund terminated on December 1, 2009 and your iShares Fund is now being managed pursuant to an interim advisory agreement. Shareholder action is now required to approve a new investment advisory agreement for your iShares Fund. Please act now to ensure that your iShares Fund continues to operate without interruption.

The Board of Directors/Trustees of the iShares Funds has unanimously recommended that shareholders vote in favor of the new investment advisory agreement proposal. If we do not have a sufficient number of votes to hold the Meeting, the Board of Directors/Trustees of the iShares Funds will take such action it deems necessary and in the best interests of those iShares Funds and their shareholders, including closing and liquidating your iShares Fund. We urge you to vote today without further delay.

To vote your shares, please call 1-866-450-8471. Representatives are available Monday through Friday 9:30 AM to 12:00 Midnight (EST), Saturday from 10:00 AM to 9:00 PM (EST), and Sunday from 12:00 Noon to 6:00 PM (EST). If you are an institutional shareholder or a shareholder located outside the U.S. and need assistance in voting your shares, please call +1 646-378-4860 (international collect calls are accepted). You may also vote by internet, as further detailed on the enclosed proxy card.

On behalf of the Board of Directors/Trustees of the iShares Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Lee T. Kranefuss
Chairman of the Boards of Directors/Trustees iShares, Inc. and iShares Trust

ISH-ADJ-017

Sample Voter Instruction Form

iSHARES S&P ASIA 50 INDEX FD SPECIAL MEETING TO BE HELD ON 11/04/09 AT 09:00 A.M. PST FOR HOLDERS AS OF 08/25/09                     ISSUER CONFIRMATION COPY INFO ONLY

463727 306-0061 THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES

464288430                                          0000    0000    0000

DIRECTORS

PROPOSAL(S)

1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN EACH ......>>> COMPANY. ON BEHALF OF EACH OF ITS FUNDS AND BARCLAYS GLOBAL FUND ADVISORS

DIRECTORS RECOMMEND FOR ...>>>

“NOTE” SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

FOLD AND DETACH HERE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 11/04/09 FOR iSHARES S&P ASIA 50 INDEX FD. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW. PROXYVOTE.COM

4780-I                                         2545846.3801 -s

DIRECTORS

(MARK “X” FOR ONLY ONE BOX)

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

USE NUMBER ONLY

FOR AGAINST ABSTAIN

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN “x” IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INC.

0000        0000        0000

PLEASE “x” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

453727

453,727

549342

ISH-ADJ-017

- Barclays Global Fund Advisors (the "Adviser"), the adviser to the U.S. domiciled iShares Funds, is being acquired by BlackRock, Inc. Upon the closing of the BlackRock transaction and under U.S. law, the current investment advisory agreement between the Adviser and each iShares Fund **will automatically terminate** and **shareholder action is required** to approve a new investment advisory agreement for each iShares Fund.

- If we do not have a sufficient number of votes to take action to approve the investment advisory agreement proposal for a particular iShares Fund, the Board of Directors/Trustees of the iShares Funds will take such action it deems necessary and in the best interests of that iShares Fund and its shareholders, **including closing and liquidating such iShares Fund. Please vote today.**

- **To vote**:
  (1) Locate the control number on your proxy card (see circled graphic on previous page); and
  (2) Go to www.proxyvote.com and enter in the control number and follow the instructions on the screen (note you may have multiple control numbers to vote); or locate your control number(s) on your card(s) and call +1 646-378-4860 (international collect calls are accepted); and
  (3) Vote "FOR", "AGAINST", or "ABSTAIN"; and
  (4) Please vote by 21 December 2009



- Barclays Global Fund Advisors (le « Conseiller »), conseiller des Fonds iShares domiciliés aux États-Unis, fait l'objet d'une acquisition par BlackRock, Inc. À la clôture de la transaction avec BlackRock et en vertu de la législation des États-Unis, les contrats de conseil en investissement liant le Conseiller et chaque Fond iShares **prendront automatiquement fin ; l'approbation des actionnaires sera alors nécessaire pour etablir** un nouveau contrat de conseil en investissement relatif à chaque Fond iShares.

- Si nous ne disposons pas d'un nombre suffisant de votes pour approuver la proposition de contrat de conseil en investissement relatif à un Fond iShares donné, le Conseil d'Administration/de Surveillance des Fonds iShares prendra toute décision qu'il jugera necessaire et dans l'intérêt supérieur du Fond concerné et des actionnaires du Fond, **y compris la clôture et la liquidation du Fond iShares concerné. Veuillez donc voter dès aujourd'hui.**

- **Pour voter** :
  (1) Repérez le numéro de contrôle sur votre carte de procuration (entouré en rouge sur la page précédente).
  (2) Allez sur www.proxyvote.com et saisissez ce numéro de contrôle en suivant les instructions affichés sur l'écran (nota : vous pouvez avoir plusieurs numéros de contrôle pour voter) ; ou repérez votre/vos numéro(s) de contrôle sur votre/vos carte(s) et appelez le +1 646-378-4860 (les appels internationaux en PCV sont acceptés).
  (3) Votez « POUR », « CONTRE » ou « ABSTENTION ».
  (4) Veuillez voter avant le 21 Décembre 2009.

- BlackRock, Inc.正在收购美国 iShares Funds 的顾问公司巴克莱全球基金顾问公司（Barclays Global Fund Advisors，简称"顾问公司"）。根据美国法律的规定，BlackRock 交易完成后，顾问公司和各 iShares Fund 之间的现行投资顾问协议**将自动终止**，而**股东必须采取行动**，批准各 iShares Fund 的新投资顾问协议。

- 如果我们没有足够的票数批准特定 iShares Fund 的投资顾问协议建议，该 iShares Funds 的董事会 / 受托人将采取其认为必要且符合该 iShares Fund 基金及其股东最佳利益的行动，**包括关闭和清算该 iShares Fund**。**请即投票。**

- **投票时，请：**
  (1) 找出您的委托卡上的控制号码（请参见前页圈起的图示）；然后
  (2) 到 www.proxyvote.com 网站，输入控制号码，并执行屏幕上的指示（注意，您可能有多个投票用的控制号码）；或在您的卡上找出您的控制号码，并拨打+1 646-378-4860（可采用对方付款国际

ISH-ADJ-017

电话的方式）；然后

(3) 投"赞成"、"反对"或"弃权"票；并

(4) 请在 2009 年 12 月 21 日前投票



- Barclays Global Fund Advisors (el "Asesor"), asesor de los Fondos iShares domiciliados en los EE. UU., está actualmente en proceso de ser adquirido por BlackRock, Inc. Al cerrarse la transacción de BlackRock y conforme a la ley estadounidense, los actuales acuerdos de asesoría de inversión entre el Asesor y cada Fondo iShares **finalizarán automáticamente** y **se requiere que los accionistas actúen** a fin de aprobar un nuevo acuerdo de asesoría de inversión para cada Fondo iShares.

- Si no tenemos un número suficiente de votos para aprobar la propuesta de acuerdo de asesoría de inversión para un Fondo iShares en particular, la Junta de Directores/Fideicomisarios de los Fondos iShares tomará las medidas que considere necesarias y más convenientes para ese Fondo iShares y sus accionistas, **incluyendo cerrar y liquidar dicho Fondo iShares.** **Por favor vote hoy mismo.**

- **Para votar:**
  (1) Localice el número de control en su tarjeta de apoderado (ver la gráfica encerrada en un círculo en la página anterior);
  (2) Visite www.proxyvote.com, escriba el número de control y siga las instrucciones en la pantalla (nota, puede tener varios números de control para votar); o localice su(s) número(s) de control en su(s) tarjeta(s) y llame al 001 646-378-4860 (se aceptan las llamadas internacionales por cobrar);
  (3) Vote "A FAVOR", "EN CONTRA" o "ABSTENCIÓN";
  (4) Vote a más tardar el 21 de diciembre de 2009



- A Barclays Global Fund Advisors (o "Consultor"), consultora dos Fundos iShares sediados nos EUA, está sendo adquirida pela BlackRock, Inc. Quando do fechamento da transação BlackRock, e segundo a legislação dos EUA, os contratos de consultoria entre o Consultor e cada um dos Fundos iShares atualmente em vigor **serão automaticamente rescindidos** e são **necessárias providências por parte dos cotistas** para aprovar um novo contrato de consultoria para cada um dos Fundos iShares.

- Se não houver quantidade suficiente de votos para aprovar a proposta de contrato de consultoria de investimentos de um Fundo iShares específico, os Diretores/Proprietários Fiduciários dos Fundos iShares tomarão as medidas que considerarem necessárias e que julgarem atender aos melhores interesses de tal Fundo e de seus cotistas, **inclusive o encerramento e liquidação do Fundo iShares.** **Vote hoje mesmo.**

- **Para votar:**
  (1) Localize o número de controle em seu cartão de procuração (ver a figura marcada com um círculo na página anterior); e
  (2) Visitar www.proxyvote.com, digite o número de controle e siga as instruções na tela (notar que você talvez tenha diversos números de controle para voto) ou localize seu(s) número(s) de controle em seu cartão e ligue para +1 646-378-4860 (são aceitas ligações internacionais a cobrar); e
  (3) Votar "FOR" (a favor), "AGAINST" (contra) ou "ABSTAIN" (abstenção); e
  (4) Votar até o dia 21 de dezembro de 2009

ISH-ADJ-017

Barclays Global Fund Advisors ( " "), iShares " , BlackRock, Inc.. BlackRock " , iShares iShares .

iShares , / iShares iShares , iShares . .

(1) ( );

(2) www.proxyvote.com , ( , ); ( ) ( ) +1 646-378-4860 ( );

(3) "FOR" ( ), "AGAINST" ( ), "ABSTAIN" ( );

(4) 21 2009

IMPORTANT NOTICE – LESS THAN ONE WEEK REMAINING UNTIL THE SHAREHOLDER MEETING

Act Now to Avoid Interruption to Your iShares Fund – Further Delay

May Result in the Closure and Liquidation of Your Fund

Dear iShares Shareholder,

The iShares Funds recently contacted you regarding a Special Meeting of Shareholders (the “Meeting”) to approve a new investment advisory agreement for all iShares Funds. Due to a lack of sufficient shareholder votes, the Meeting has been adjourned for a fourth time to December 22, 2009 at 5:00 PM (PST) with regard to your iShares Fund(s). We have not received your vote and there is less than one week until the Meeting.

After repeated attempts, we still have not yet received your vote. The existing investment advisory agreement for your iShares Fund terminated on December 1, 2009 and your iShares Fund is now being managed pursuant to an interim advisory agreement. Shareholder action is now required to approve a new investment advisory agreement for your iShares Fund. Please act now to ensure that your iShares Fund continues to operate without interruption.

The Board of Directors/Trustees of the iShares Funds has unanimously recommended that shareholders vote in favor of the new investment advisory agreement proposal. If we do not have a sufficient number of votes to hold the Meeting, the Board of Directors/Trustees of the iShares Funds will take such action it deems necessary and in the best interests of those iShares Funds and their shareholders, including closing and liquidating your iShares Fund. We urge you to vote today without further delay.

To vote your shares, please call 1-866-450-8471. Representatives are available Monday through Friday 9:30 AM to 12:00 Midnight (EST), Saturday from 10:00 AM to 9:00 PM (EST), and Sunday from 12:00 Noon to 6:00 PM (EST). If you are an institutional shareholder or a shareholder located outside the U.S. and need assistance in voting your shares, please call +1 646-378-4860 (international collect calls are accepted). You may also vote by internet, as further detailed in this email.

On behalf of the Board of Directors/Trustees of the iShares Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Lee T. Kranefuss
Chairman of the Boards of Directors/Trustees iShares, Inc. and iShares Trust

ISHA-ADJ-018